ADDENDUM TO OPTION AGREEMENT AMENDMENT DATED MARCH 11, 2004
SUMMER PROPERTY

THIS ADDENDUM is made effective as of the 10th day of June, 2005

BY AND BETWEEN

Enwin Resources the optionee

And

Cadre Capital the optionor

WHEREAS:

1)	This addendum does not supercede or override any previous addendum unless specifically stated herein.
2)	Due to:
	(a)	Rio Minerals Limited's unavailability to perform the exploration work program as previously scheduled by June 30, 2005;
	(b)	The ongoing attempt of Enwin to obtain its Registration Statement "effective" status with the U.S. Securities and Exchange Commission regarding its filing of the SB-2 Registration Statement; and
(c)
as a consequence of the ongoing attempt to obtain its “effective” status, Enwin’s attempt to raise the necessary capital a timely manner which has caused Enwin to amend the Option Agreement Amendment dated March 11, 2004; and

	(d)	The upcoming inclement weather conditions in the region of South Central British Columbia, Canada;

WHEREAS:

Pursuant to second section of the Summer Property Option Agreement Amendment dated March 11, 2004, Enwin was required to incur the following exploration expenditures:

Enwin must conduct an exploration work on the property totaling no less than $25,000 used by June 30, 2005;
Enwin must conduct an exploration work on the property totaling no less than $75,000 used by June 30, 2006;
Enwin must conduct an exploration work on the property totaling no less than $250,000 used by June 30, 2007.

NOW, THEREFORE BE IT RESOLVED,

Second section of the Summer Property Option Agreement Amendment dated March 11, 2004, is hereby amended in the following manner:

Enwin must conduct an exploration work on the property totaling no less than $25,000 used by April 30, 2006;
Enwin must conduct an exploration work on the property totaling no less than $75,000 used by April 30, 2007;
Enwin must conduct an exploration work on the property totaling no less than $250,000 used by April 30, 2008.

IN WITNESS WHEREOF, this Addendum to the Option Agreement has been executed by the parties hereto as of the day and year first above written.

ENWIN RESOURCES, INC. /s/ Michael Bebek	CADRE CAPITAL INC. /s/ Andrew Molnar
By: Michael Bebek, President, Director	Andrew Molnar, Owner